Other Assets (Tables)	12 Months Ended
Dec. 31, 2012
Other Assets [Abstract]
Schedule of Other Assets [Table Text Block]

The detail of other assets as of December 31st for the past two years is as follows:

(In thousands)	December 31, 2012	December 31, 2011
Net receivable due from SBA	$758	$696
SBA servicing assets	396	418
Prepaid expenses	386	451
Other	691	694
Total other assets	$2,231	$2,259